SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                        Date of Report: January 17, 2003


                             Accesspoint Corporation
             (Exact name of registrant as specified in its charter)



    Nevada                 000-29217                   95-4721385
----------------           ---------                   ----------
(State or other           (Commission                 (IRS Employer
jurisdiction of            File Number)                Identification No.)
incorporation)


6171 W. Century Blvd. Suite 200 LA, CA                       90045
-----------------------------------------                     -----
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (310) 846-2500

 Not Applicable
(Former name or former address, if changed since last report.)

===============================================================================
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Item 1.  Changes in Control of Registrant

         None.

Item 2.  Acquisition or Disposition of Assets

                  None.


Item 3.  Bankruptcy or Receivership

                  None.


Item 4.  Changes in Accountants

                  None.


Item 5.  Other Events and Regulation FD Disclosure

         None.


Item 6.  Resignation of Directors

     (a) On January 8, 2003, in a letter dated December 31, 2002, Ms. Marcia Allen resigned as director of the registrant. The above resignation was for reasons regarding the current management's operations and practices. In Ms. Allen's letter she expressed her frustration with the inability of the Board to direct management of the registrant. Ms. Allen expressed concern regarding the potential for conflicts of interest and the number of related-party transactions that might be perceived incorrectly by other interested parties. Ms. Allen expressed extreme frustration with the lack of timely financial reporting. Ms. Allen also indicated the registrant has yet to develop a Business
          Plan, that the direction of the registrant has been guided by litigation and responding to problems rather than planning. Ms. Allen finally expressed concern regarding a number of issues which she feels there has been ongoing Board inaction: shareholder communication, shareholder meeting, proxies, conflict of legal counsel, resolution of continuing disputes/litigation with former management, sale of the merchant portfolio and the MBS management agreement.

     (b) Management of the registrant strongly disagrees with the statements contained in Ms. Allen's resignation in their entirety, and denies any charges of wrongdoing. Management of the registrant is working with the board, shareholders and employees to settle ongoing litigation, reduce debt, improve earnings, and streamline its operations. As a director, and past president, of the registrant Ms. Allen had unrestricted access to all of the Company's books, records, and employees, yet during her term as a director of the registrant never asked to be provided with any financial statement, analyses, account reconciliations nor position papers on any transaction of the Company.

     (c)  The  resigning   director  furnished  the  registrant  with  a  letter
          describing such disagreement, attached hereto.

Item 7.  Financial Statements Pro Forma Financial & Exhibits

         None.


Item 8.  Changes In Fiscal Year

         None.


Item 9.  Regulation FD Disclosures

         See Items 1, 5 and 6, above.

December 31, 2002


Mr. William Barber, CEO                              via US Mail, fax and email
And
The Board of Directors
Accesspoint Corporation
6171 W. Century Blvd.
Suite 200
Los Angeles, CA  90045


RE:      Resignation


Gentlemen:

It is with great regret and disappointment that I hereby tender my resignation as a Member of the Board of Directors of Accesspoint, Corporation ("the Company").

For the past year I have been a Member of the Board of Directors of Accesspoint. Initially, I believed in the Company's potential and management's ability to successfully initiate a turn-around of the Company via the corporate plan to settle with the IRS, negotiate with creditors, settle litigation, trim costs, and consolidate offices. More recently I have become extremely frustrated with the inability of the Board to truly direct management or make any impact on the direction of the Company. This is especially concerning since there always exists the potential for personal liability, however without the ability to impact management's directions there exists "responsibility without authority" which can be lethal. To this end I have great concern that many of the more recent actions may be perceived by third parties, as not being in the best interest of the shareholders. We have many "related party transactions" without full documentation, competing offers or other alternatives. We as Board Members are simply told there is no other alternative. This might be viewed by some as inappropriate actions, or misappropriation of assets, when in reality as a Board Member it is difficult if not impossible to validate the choices or actions.

From the inception of the change in control in Accesspoint, the plan was to initiate settlement with the IRS as soon as possible. This was interrupted with the Bentley litigation, however with the settlement of the lawsuit we once again moved the IRS matter to the forefront. The Board has continually tried to keep the IRS a priority and direct the immediate settlement, yet somehow there seems to be continual roadblocks to that end.

I personally have been extremely frustrated with the lack of timely financial reporting. The Board has continually been promised by management that interim Financial Statements would be directed to all members of the Board by mid-month for the prior month. This has yet to occur. It is hard to access corporate problems and their potential solutions without timely financial reporting.

More importantly, the Company has yet to develop a Business Plan. It seems that the direction of the Company has primarily been guided by responding to litigation and problems rather than planning. We have had a great amount of dialogue regarding problems and band-aid oriented solutions without any overview of a Plan. To date as a Member of the Board I have yet to see any financial plan and/or projections based on the growth of core Business vs. the much talked about "sale of portfolio", in order to resolve the financial problems of the Company.

On a final note, there are many important issues that I believe the Company and Board must address in addition to the much talked about MBS Management Agreement and sale of portfolio issues, among those are; shareholder communication, shareholder meeting, proxy, conflict of legal counsel, resolution of continuing dispute / litigation with former management, etc.


Once again, I tender this resignation with great regret and with only the best wishes to management and the Board for success in the future.

Sincerely,



Marcia  Allen




CC:      Foster Tepper,  Hardy Thomas

Accesspoint Loses Marcia Allen as Member of Board of Directors

    LOS ANGELES--Jan. 18, 2003--Accesspoint Corporation (OTCBB:ASAP) today reported that Ms. Marcia Allen has resigned from the Board of Directors.

    Forward-Looking Statements

    This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Investors are cautioned that certain statements in this release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors. Such uncertainties and risks include, among others, certain risks associated with the operation of the company described above. The Company's actual results could differ materially from expected results.

    CONTACT: Accesspoint Corporation, Los Angeles
             Lawrence C. Early, 310/846-2455

                                  Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 17, 2003                        Accesspoint corporation
      -------------------



                                    By:

                                    /s/ William Barber
                                    -----------------------------------------
                                    William Barber
                                    President


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